UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

STELLAR ACQUISITION III INC.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Kifissias Avenue, Maroussi Athens, Greece	15125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +30 210 876-4876

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 21, 2018, Stellar Acquisition III Inc. (the “Company” or “Stellar”) held its special meeting of shareholders (the “Special Meeting”) with respect to its previously announced business combination (the “Business Combination”) with Phunware, Inc., a Delaware corporation (“Phunware”) and related matters, including its redomestication from a Marshall Islands corporation to a Delaware corporation. At the Special Meeting, a total of 3,405,721 (85.98%) of the Company’s issued and outstanding shares of common stock held of record as of November 12, 2018, the record date for the Special Meeting, were present by proxy, which constituted a quorum.

The Company’s shareholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	To consider and vote on a proposal to change the corporate structure and domicile of Stellar by way of continuation from a corporation incorporated under the laws of the Republic of the Marshall Islands to a corporation incorporated under the laws of the State of Delaware:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,390,585	15,136	0	0

2.	To consider and vote upon a proposal to approve the agreement and plan of merger dated as of February 27, 2018 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Stellar, STLR Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Stellar and Phunware, and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,390,585	15,136	0	0

3.	To approve the 2018 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,390,585	15,136	0	0

4.	To approve the 2018 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,390,585	15,136	0	0

5.	To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of Stellar’s issued and outstanding common stock in connection with the Business Combination and related financing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,390,585	15,136	0	0

 Item 8.01 Other Events.

On December 21, 2018, the Company issued a press release (the “Press Release”) announcing results of the Special Meeting. A copy of the Press Release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2018

STELLAR ACQUISITION III INC.

By:	/s/ Prokopios (Akis) Tsirigakis
	Name:	Prokopios (Akis) Tsirigakis
	Title:	co-Chief Executive Officer

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